Securities Act Registration No. 333-00227
                                        Investment Company Act Reg. No. 811-7493
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           --------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 8 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940|X|

                               Amendment No. 9 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                            THE HENNESSY FUNDS, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         The Courtyard Square
           750 Grant Avenue
               Suite 100
                 Novato, CA                                      94945
------------------------------------------------             ---------
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (800) 966-4354
              (Registrant's Telephone Number, including Area Code)


Neil J. Hennessy                                     Copy to:
Hennessy Advisors, Inc.
The Courtyard Square                                 Richard L. Teigen
750 Grant Avenue                                     Foley & Lardner
Suite 100                                            777 East Wisconsin Avenue
Novato, CA 94945                                     Milwaukee, Wisconsin 53202
-----------------------------------------            --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
|X| on October 31, 2002 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a) (1)
[ ] on (date) pursuant to paragraph (a) (1)
[ ] 75 days after filing pursuant to paragraph (a) (2)
[ ] on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  THE HENNESSY
                                  FUNDS, INC.


                                   PROSPECTUS
                                OCTOBER 31, 2002


                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds


                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                    Hennessy Total Return Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX


                                 HENNESSY FUNDS


                                   PROSPECTUS
                                OCTOBER 31, 2002


                                 BALANCED FUND


                               TOTAL RETURN FUND
                  (formerly known as the Leveraged Dogs Fund)


Hennessy Funds were the first mutual funds to implement the "Dogs of the Dow" investment strategy.

Please read this Prospectus and retain it for future reference. It contains important information, including information on how the Hennessy Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


Questions Every Investor Should Ask
  Before Investing in the Hennessy Funds                                   1

Fees and Expenses                                                          4

Investment Objectives and Strategies                                       4

Management of the Funds                                                    7

The Funds' Share Price                                                     7

Purchasing Shares                                                          8

Redeeming Shares                                                          10

Exchanging Shares                                                         12

Dividends, Distributions and Taxes                                        13

Financial Highlights                                                      14


                            The Hennessy Funds, Inc.
                              The Courtyard Square
                                750 Grant Avenue
                                   Suite 100
                           Novato, California  94945
                       (800) 966-4354 (Fund Information)
                      (800) 261-6950 (Account Information)

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                        INVESTING IN THE HENNESSY FUNDS

1. WHAT ARE THE HENNESSY FUNDS' GOALS?

   HENNESSY BALANCED FUND

   The Balanced Fund seeks capital appreciation and current income.


   HENNESSY TOTAL RETURN FUND



   The Total Return Fund seeks a combination of capital appreciation and current income (or "total return") that in the long run exceeds that of the Dow Jones Industrial Average ("DJIA").*<F1>


2. WHAT ARE THE HENNESSY FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

   Each of our Fund's investment strategies is derived from the so-called "Dogs of the Dow" investment strategy. The "Dogs of the Dow" investment strategy involves annually:

   o investing in the ten highest yielding stocks in the DJIA in approximately equal dollar amounts;

   o rebalancing the portfolio at the end of one year to the then current 10 highest yielding stocks in the DJIA in approximately equal dollar amounts; and

   o rebalancing the portfolio in a similar manner at the end of the next year and so on.

   Investing professionals often consider stocks with a relatively high dividend yield to be out of favor - hence the term "Dog."

   Our Balanced Fund invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. By utilizing this investment strategy, we attempt to achieve total return that in the long run will be substantially similar to that of the DJIA but with half the risk and volatility.


   Our Total Return Fund also invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. Unlike the Balanced Fund, the Total Return Fund borrows money and invests the proceeds approximately one-half in "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of one year. By borrowing money and investing the proceeds, the Total Return Fund increases the percentage of its investment return that is based on the returns of the "Dogs of the Dow" stocks it holds (up to 75%) and decreases the percentage of its investment return based on the U.S. Treasury securities it holds (to not less than 25%).



   Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because if they did, they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately one-half of their total assets in U.S. Treasury securities, our Funds are able to satisfy these tax diversification requirements. The Total Return Fund, by utilizing borrowing, should be able to achieve a total return more similar to that resulting from the "Dogs of the Dow" investment strategy than if it did not.


3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE HENNESSY FUNDS?

   Although approximately one-half of each Fund's portfolio is invested in U.S. Treasury securities with a remaining maturity of one year, investors in the Hennessy Funds may lose money. There are risks associated with any investment, including the types of securities in which the Funds invest. These risks include:

   o MARKET RISK: The prices of the securities in which the Hennessy Funds invest (e.g., AT&T Corp., Exxon Mobil Corporation and General Motors Corporation, etc.) may decline for a number of reasons including, a financial performance that does not meet investor expectations, a shift of investor assets to stocks in different sectors, or a general stock market decline.

*<F1> The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or their investment advisers. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.


   o NON-DIVERSIFICATION RISK: Each Fund is non-diversified. As such, it likely will invest in fewer securities than diversified funds and its performance may be more volatile because each security in which it invests will have greater impact on its investment performance.



   o BORROWING RISK: The Total Return Fund may borrow against its investments. Purchasing securities with borrowed money is an investment technique which increases investment risk because if the securities purchased with borrowed money decline in value, the Total Return Fund's losses would be greater than if it had not. Also, the Total Return Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.



   BECAUSE OF THESE RISKS THE HENNESSY FUNDS ARE A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS AND WHO WANT AN INVESTMENT RESTRICTED TO HIGH QUALITY, DIVIDEND PAYING COMMON STOCKS, U.S. TREASURY SECURITIES AND MONEY MARKET INSTRUMENTS.


4. HOW HAVE THE HENNESSY FUNDS PERFORMED?


   The bar charts and tables that follow provide some indication of the risks of investing in the Hennessy Balanced Fund and the Hennessy Total Return Fund by showing changes in each Fund's performance from year to year and how each Fund's average annual returns over various periods compare to the performance of the S&P 500 Index, the DJIA and the Merrill Lynch One Year Treasury Bill Index. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.



                             HENNESSY BALANCED FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                              1997          13.01%
                              1998           7.43%
                              1999           1.55%
                              2000           4.96%
                              2001           0.55%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 7.63% (quarter ended December 31, 2000) and the lowest total return for a quarter was -10.75% (quarter ended September 30, 2002).
       The Fund's 2002 year to date total return is -11.37% (January 1, 2002 through the quarter ended September 30, 2002).



                                                                                               SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                                              DATE OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR          PAST 5 YEARS           (MARCH 8, 1996)
-----------------------------------------              ---------          ------------           ---------------
  Hennessy Balanced Fund
      Return before taxes                                 0.55%              5.40%                    6.40%
      Return after taxes on distributions(1)<F2>         -0.86%              3.65%                    4.76%
      Return after taxes on distributions and
        sale of Fund shares(1)<F2>                        0.96%              3.72%                    4.58%
  S&P 500(2)<F3>(4)<F5>                                 -11.89%             10.69%                   12.44%
  DJIA(3)<F4>(4)<F5>                                     -5.43%             11.09%                   12.94%



(1)<F2> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F3> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F4> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4)<F5>   Reflects no deductions for fees, expenses or taxes.



                           HENNESSY TOTAL RETURN FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                              1999           1.80%
                              2000           6.86%
                              2001          -0.25%



Note: During the three year period shown on the bar chart, the Fund's highest total return for a quarter was 12.60% (quarter ended December 31, 2000) and the lowest total return for a quarter was -17.60% (quarter ended September 30, 2002).
       The Fund's 2002 year to date total return is -18.95% (January 1, 2002 through the quarter ended September 30, 2002).



                                                                      SINCE THE INCEPTION
       AVERAGE ANNUAL TOTAL RETURNS                                     DATE OF THE FUND
(FOR THE PERIODS ENDING DECEMBER 31, 2001)             PAST YEAR        (JULY 29, 1998)
-----------------------------------------              ---------        ---------------
 Hennessy Total Return Fund
     Return before taxes                                 -0.25%              2.46%
     Return after taxes on distributions(1)<F6>          -0.92%              1.46%
     Return after taxes on distributions and
       sale of Fund shares(1)<F6>                        -0.16%              1.47%
 S&P 500(2)<F7>(4)<F9>                                  -11.89%              1.89%
 DJIA(3)<F8>(4)<F9>                                      -5.43%              5.22%



(1)<F6> The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(2)<F7> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3)<F8> The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4)<F9>   Reflects no deductions for fees, expenses or taxes.


                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Hennessy Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                           HENNESSY BALANCED FUND      HENNESSY TOTAL RETURN FUND
                                                           ----------------------      --------------------------
  Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)         No Sales Charge               No Sales Charge
  Maximum Deferred Sales Charge (Load)                    No Deferred Sales Charge      No Deferred Sales Charge
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends And Distributions                No Sales Charge               No Sales Charge
  Redemption Fee                                          None(1)<F10>                  None(1)<F10>
  Exchange Fee                                            None(2)<F11>                  None(2)<F11>


(1)<F10>  Our transfer agent charges a fee of $15.00 for each wire redemption.
(2)<F11>  Our transfer agent charges a fee of $5.00 for each telephone exchange.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees                                         0.60%                         0.60%
  Distribution and/or Service (12b-1) Fees                0.25%                         0.25%
  Other Expenses
    Interest Expense                                      0.00%                         0.62%
    All remaining Other Expenses                          0.99%                         3.50%*<F12>
  Total Other Expenses                                    0.99%                         4.12%*<F12>
  Total Annual Fund Operating Expenses                    1.84%                         4.97%*<F12>



*<F12> For the fiscal year ended June 30, 2002, the investment adviser reimbursed the Total Return Fund to the extent necessary to insure that "Total Other Expenses" less "Interest Expense" did not exceed 0.86% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.71%.
          For the fiscal year ended June 30, 2003, the investment adviser will reimburse the Total Return Fund to the extent necessary to insure that "Total Other Expenses" less "Interest Expense" does not exceed 1.10% and "Total Annual Fund Operating Expenses" less "Interest Expense" does not exceed 1.95%.


EXAMPLE

  This Example is intended to help you compare the cost of investing in the Hennessy Funds with the cost of investing in other mutual funds.


  The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                 ------      -------      -------      --------
   Hennessy Balanced Fund         $187       $   579      $   995       $2,159
   Hennessy Total Return Fund     $497       $1,492       $2,487        $4,977


                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES


  The Balanced Fund seeks capital appreciation and current income. The Total Return Fund seeks a combination of capital appreciation and current income (or "total return") that in the long run exceeds that of the DJIA. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee.


THE PRINCIPAL INVESTMENT STRATEGY

  Twice monthly, our Funds' investment advisers will determine the ten highest yielding common stocks in the DJIA. They do this by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined in approximately equal dollar amounts. Unless our Funds need to sell common stocks to fund redemption requests, they will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA, common stocks that are no longer in the DJIA and common stocks received in reorganizations of companies in the DJIA.

  When our Funds purchase common stock, they will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of less than one year. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our Funds' portfolios will at all times consist of U.S. Treasury securities. Because approximately half of our Funds' portfolios will consist of short-term U.S. Treasury securities, they may not perform as well in the long term as a portfolio of common stocks, but will have lower volatility.

  Our Funds rebalance their stock investments after they have been held for one year. They sell any stock which is no longer one of the ten highest yielding common stocks and replace it with stocks which are. Additionally they may sell a portion of the stocks which remain in the portfolio such that after they complete the rebalancing, the rebalanced portion of our Funds' portfolios will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding common stocks in the DJIA in approximately equal dollar amounts. Our Funds anticipate rebalancing twice monthly with respect to the portfolio securities purchased one year earlier. Rebalancing our common stock investments more frequently would increase transaction costs. Our Funds' investment strategy does not involve high portfolio turnover.


  In an effort to minimize transaction costs our Funds may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, neither of our Funds take temporary defensive positions. Our Funds invest funds they accumulate in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.


  When funding redemption requests, our Funds will first utilize any accumulated funds described above. If it is necessary for a Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of its total portfolio of common stocks. Again a Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.


THE TOTAL RETURN FUND VARIATION ON THE PRINCIPAL INVESTMENT STRATEGY



  The Total Return Fund follows the same investment strategy as the Balanced Fund. However, it also will borrow up to approximately the maximum permitted by the Investment Company Act of 1940, and invest the proceeds approximately one-half in "Dogs of the Dow" stocks and one-half in U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Total Return Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities.


HYPOTHETICAL PAST PERFORMANCE

  The chart below illustrates the total return for each of the last twenty-five years of the DJIA, the "Dogs of the Dow" and for a hypothetical portfolio consisting 50% of one-year U.S. Treasury securities and 50% of the ten highest yielding common stocks in the DJIA as of the beginning of each year (the "Model Portfolio"). The Model Portfolio was developed in a manner very similar to our Balanced Fund's investment strategy, but does not reflect the effects of cash flows in and out of the portfolio, the deduction of commissions and other expenses, or the reinvestment of dividends. The performance of the Model Portfolio would have been lower if the fees and expenses borne by the Balanced Fund had been deducted.


                                                 COMPARISON OF TOTAL RETURN(1)<F13>

                            "DOGS OF THE       MODEL                                          "DOGS OF THE        MODEL
            DJIA TOTAL       DOW" TOTAL      PORTFOLIO                        DJIA TOTAL       DOW" TOTAL       PORTFOLIO
 YEAR         RETURN           RETURN       TOTAL RETURN          YEAR          RETURN           RETURN       TOTAL RETURN
 ----         ------           ------       ------------          ----           -----           ------       ------------
 1977        -12.71%            0.90%           2.75%             1990           -0.57%           -7.60%           0.10%
 1978          2.69%           -0.10%           3.21%             1991           23.93%           39.30%          23.05%
 1979         10.52%           12.40%          11.03%             1992            7.34%            7.90%           5.71%
 1980         21.41%           27.20%          19.52%             1993           16.72%           27.30%          15.44%
 1981         -3.40%            5.00%           9.39%             1994            4.95%            4.10%           3.85%
 1982         25.79%           23.60%          19.43%             1995           36.48%           36.70%          20.45%
 1983         25.68%           38.70%          23.66%             1996           28.57%           27.90%          16.54%
 1984          1.06%            7.60%           8.82%             1997           24.78%           21.90%          13.01%(2)<F14>
 1985         32.78%           29.50%          19.34%             1998           17.75%           10.60%           7.43%(2)<F14>
 1986         26.91%           32.10%          19.84%             1999           26.90%            3.60%           1.55%(2)<F14>
 1987          6.02%            6.10%           6.01%             2000           -4.72%            6.40%           4.96%(2)<F14>
 1988         15.95%           22.90%          14.99%             2001           -5.43%           -4.90%           0.55%(2)<F14>
 1989         31.71%           26.50%          17.75%
                                                                Average          14.76%           16.94%          11.87%



(1)<F13> Total return represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; (b) the total dividends received in that year on each common stock dividend by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment); and (c) the yield on one-year U.S. Treasury securities as of the close of the first trading day in that year. Total return does not take into consideration any commissions, expenses or taxes, and does not include reinvestment of dividends.
(2)<F14> Returns for 1997, 1998, 1999, 2000 and 2001 are actual returns for the Balanced Fund, net of fees and expenses.


  The returns shown above are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with an investment in the Balanced Fund. As indicated above, the Model Portfolio has both outperformed and underperformed the DJIA in the last twenty-five years.


  The performance information shown above was compiled by the Balanced Fund's investment adviser from statistical services, reports, or other sources that it believes to be reliable. (From 1977 to 1999, the source of the "Dogs of the Dow" total return is Beating the Dow Newsletter, published by Hirsch
                     --------------------------
Organization, Inc. and from 2000 to the present, the source is DogsoftheDow.com.) This information has not been verified by any third party and is unaudited.


  While the foregoing information is relevant to an investor's decision to invest in the Balanced Fund, investors should be aware that the Balanced Fund's performance will not be identical to that of the Model Portfolio for a number of reasons including the fact that it (a) will reinvest dividends; (b) have expenses; (c) purchase and sell investments continuously; and (d) may not be able to be fully invested or invest in the exact proportions of the Model Portfolio at all times.


  The foregoing information is also relevant to an investor's decision to invest in the Total Return Fund. For example, if the Total Return Fund has $10 million in net assets, it is permitted under the Investment Company Act of 1940 to borrow $5 million. The Total Return Fund intends initially to borrow by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. After giving effect to the borrowing and investment of the borrowed proceeds, the Total Return Fund would have a portfolio consisting approximately of $7.5 million in the 10 highest yielding stocks of the DJIA in approximately equal dollar amounts and approximately $7.5 million in U.S. Treasury securities. Approximately $5 million of the Fund's U.S. Treasury securities would serve as collateral for its reverse repurchase agreement obligations. If the interest earned on the Total Return Fund's U.S. Treasury securities were equal to the interest paid on its reverse repurchase agreements, the Fund's investment return, before expenses, would be derived approximately 75% from its investments in the 10 highest yielding stocks in the DJIA and approximately 25% from its investments in U.S. Treasury securities. The Total Return Fund, of course, recognizes that the interest it earns on its U.S. Treasury securities will be less than the interest it pays when it borrows by entering into reverse repurchase agreements. The Total Return Fund refers to the difference between the interest rate on the U.S. Treasury securities and the interest rate on the reverse repurchase agreements to be its "cost of funds." The Total Return Fund's investment strategy will be successful only if its investments in the stocks of the 10 highest yielding stocks of the DJIA purchased with borrowed funds appreciate more than its cost of funds. The Total Return Fund cannot assure investors that this will happen. In fact, the Total Return Fund's investments in the 10 highest yielding stocks in the DJIA may decline in value.


                            MANAGEMENT OF THE FUNDS


  Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated) (the "Adviser") is the investment adviser to each Fund. The Adviser's address is:


                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                               Novato, CA  94945



  The Adviser has been providing investment advisory services since 1989. The Adviser is also the investment adviser for the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund. The Adviser furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds. For its services, each Fund pays the Adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2002, each Fund paid advisory fees of 0.60% of its average daily net assets.



  Neil J. Hennessy is primarily responsible for the day-to-day management of each Fund's portfolio and for developing and executing each Fund's investment program. Mr. Hennessy has been the President and a Director of the Adviser since its organization in 1989.


DISTRIBUTION FEES

  Each of the Hennessy Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of our Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it, as promptly as practicable, to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1. Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

   a.  New accounts
       o   All accounts                               $1,000

   b.  Existing accounts
       o   Dividend reinvestment                  No Minimum
       o   All other investments                      $  100

3. Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional New Account Applications and remittance forms if you need them.) If you have any questions, please call 1-800-261-6950.


4. Make your check payable to the full name of the Hennessy Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


5. Send the application and check to:


           BY FIRST CLASS MAIL
           The Hennessy Funds, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           P.O. Box 701
           Milwaukee, WI 53201-0701



           BY OVERNIGHT DELIVERY SERVICE
           OR EXPRESS MAIL
           The Hennessy Funds, Inc.
           c/o U.S. Bancorp Fund Services, LLC
           3rd Floor
           615 East Michigan Street
           Milwaukee, WI 53202-5207


PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-261-6950 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:


           U.S. Bank, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA #042000013



           CREDIT:
           U.S. Bancorp Fund Services, LLC
           Account #112-952-137


           FURTHER CREDIT:
           (name of Fund to be purchased)
           (shareholder registration)
           (shareholder account number, if known)


 You should then send a properly signed New Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS


 Some broker-dealers may sell shares of the Hennessy Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.


 The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.


  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  o Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.


 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

 Shares of the Funds have not been registered for sale outside of the United States. The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

 The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following plans:

 o   Traditional IRA
 o   Roth IRA
 o   SEP-IRA
 o   Coverdell Education Savings Account

 Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the Coverdell Education Savings Account by calling the Funds at 1-800-261-6950. The Hennessy Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

 Investors may redeem shares by mail, by telephone or through Servicing Agents.

HOW TO REDEEM (SELL) SHARES BY MAIL

1. Prepare a letter of instruction containing:

   o   the name of the Fund(s)

   o   account number(s)

   o   the amount of money or number of shares being redeemed

   o   the name(s) on the account

   o   daytime phone number


   o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-261-6950 if you have any questions.


2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

   o   The redemption request includes a change of address

   o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   o The redemption proceeds are to be sent to an address other than the address of record

   A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

4. Send the letter of instruction to:


          BY FIRST CLASS MAIL
          The Hennessy Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          Shareholder Services Center
          P. O. Box 701
          Milwaukee, WI  53201-0701



          BY OVERNIGHT DELIVERY SERVICE
          OR EXPRESS MAIL
          The Hennessy Funds, Inc.
          c/o U.S. Bancorp Fund Services, LLC
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI  53202-5207


PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE


1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the New Account Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.


2. Assemble the same information that you would include in the letter of instruction for a written redemption request.


3. Call U.S. Bancorp Fund Services, LLC at 1-800-261-6950.


4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:


 o U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.



 o U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.


 o A Servicing Agent or its designee that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS


 o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.



 o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


 o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Funds, shareholders should consider the following:

 o   The redemption may result in a taxable gain.

 o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

 o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

 o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


 o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.



 o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.



 o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.


 o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

 o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

 Shares of either Hennessy Fund may be exchanged for shares of the other Hennessy Fund or:

 o   Hennessy Cornerstone Growth Fund

 o   Hennessy Cornerstone Value Fund

 o   First American Prime Obligations Fund


at their relative net asset values. (Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-261-6950 for a prospectus describing First American Prime Obligations Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES

1. Read this Prospectus carefully and, if applicable, the prospectus for the First American Prime Obligations Fund.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.


3. Call U.S. Bancorp Fund Services, LLC at 1-800-261-6950. You may also make an exchange by writing to The Hennessy Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. U.S. Bancorp Fund Services, LLC charges a fee of $5.00 for each telephone exchange.
   There is no charge for a written exchange.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 Each of the Hennessy Funds distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

 o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

 o CASH DIVIDEND OPTION - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

 o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.


You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-261-6950.


 Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

                              FINANCIAL HIGHLIGHTS


 The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years for the Balanced Fund and for the period of its operations for the Total Return Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


                             HENNESSY BALANCED FUND


                                                                                YEARS ENDED JUNE 30,
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $11.50         $10.37         $12.56         $12.23         $11.67

   Income from investment operations:
      Net investment income                                0.15           0.27           0.28           0.28           0.29
      Net realized and unrealized gains
        (losses) on securities                            (0.50)          1.25          (1.53)          0.83           0.73
                                                         ------         ------         ------         ------         ------
            Total from investment operations              (0.35)          1.52          (1.25)          1.11           1.02
                                                         ------         ------         ------         ------         ------

   Less Distributions:
      Dividends from net investment income                (0.15)         (0.27)         (0.28)         (0.28)         (0.29)
      Dividends from realized capital gains               (0.38)         (0.12)         (0.66)         (0.50)         (0.17)
                                                         ------         ------         ------         ------         ------
            Total distributions                           (0.53)         (0.39)         (0.94)         (0.78)         (0.46)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $10.62         $11.50         $10.37         $12.56         $12.23
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                             -3.12%         14.85%        -10.40%          9.61%          8.80%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands,
     end of year                                        $15,333        $15,237        $16,080        $24,041        $23,496
   Ratio of net expenses
     to average net assets:
        Before expense reimbursement                      1.84%          1.87%          1.61%          1.55%          2.39%
        After expense reimbursement                       1.84%          1.87%          1.61%          1.55%          1.64%
   Ratio of net investment income
     to average net assets:
        Before expense reimbursement                      1.33%          2.39%          2.36%          2.28%          1.69%
        After expense reimbursement                       1.33%          2.39%          2.36%          2.28%          2.44%
   Portfolio turnover rate                               45.95%         46.91%         31.16%         28.92%         23.24%



                                                     HENNESSY TOTAL RETURN FUND

                                                                                                   JULY 29, 1998 (1)<F15>
                                                                      YEARS ENDED JUNE 30,                THROUGH
                                                               2002           2001           2000      JUNE 30, 1999
                                                               ----           ----           ----      -------------
PER SHARE DATA:
   Net asset value, beginning of period                       $10.49         $ 8.62         $10.70         $10.00

   Income from investment operations:
      Net investment income                                     0.11           0.24           0.22           0.31
      Net realized and unrealized
        gains (losses) on securities                           (0.71)          1.87          (2.08)          0.70
                                                              ------         ------         ------         ------
          Total from investment operations                     (0.60)          2.11          (1.86)          1.01
                                                              ------         ------         ------         ------

   Less Distributions:
      Dividends from net investment income                     (0.11)         (0.24)         (0.22)         (0.31)
      Dividends from realized capital gains                       --             --             --             --
                                                              ------         ------         ------         ------
          Total distributions                                  (0.11)         (0.24)         (0.22)         (0.31)
                                                              ------         ------         ------         ------
   Net asset value, end of period                             $ 9.78         $10.49         $ 8.62         $10.70
                                                              ------         ------         ------         ------
                                                              ------         ------         ------         ------

TOTAL RETURN                                                  -5.73%         24.66%        -17.50%         10.28%(2)<F16>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                    $3,459         $3,125         $3,385         $5,422
   Ratio of net expenses to average net assets,
     excluding interest expense:
      Before expense reimbursement                             4.35%          4.54%          2.76%          4.35%(3)<F17>
      After expense reimbursement                              1.71%          1.20%          1.20%            --%(3)<F17>
   Ratio of net expenses to average net assets,
     including interest expense:
      Before expense reimbursement                             4.97%          6.06%          4.44%          5.52%(3)<F17>
      After expense reimbursement                              2.33%          2.72%          2.88%          1.17%(3)<F17>
   Ratio of interest expense to average net assets             0.62%          1.52%          1.68%          1.17%
   Ratio of net investment income (loss)
     to average net assets:
      Before expense reimbursement                            (1.58%)        (1.06%)         0.56%         (0.90%)(3)<F17>
      After expense reimbursement                              1.06%          2.28%          2.12%          3.45%(3)<F17>
   Portfolio turnover rate                                    34.76%         48.80%         33.58%            --%(4)<F18>



(1)<F15>  Commencement of operations.
(2)<F16>  Not annualized.
(3)<F17>  Annualized.
(4)<F18> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.



                                 PRIVACY POLICY
                            THE HENNESSY FUNDS, INC.



We collect the following nonpublic personal information about you:



     o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and



     o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.



We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.



In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.



                          Not part of the Prospectus.



INVESTMENT ADVISER
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945
   (800) 966-4354



ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950


DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI 53202


CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH 45202



DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas


COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

  To learn more about the Hennessy Funds you may want to read the Hennessy Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Hennessy Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


  You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions, and investment strategies that significantly affected the Funds' performance during their last fiscal year.



  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, simply by calling 1-800-261-6950.


  Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:

     The Hennessy Funds, Inc.
     The Courtyard Square
     750 Grant Avenue
     Suite 100
     Novato, CA  94945


  The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:


     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C.  20549-0102

  Please refer to the Hennessy Funds' Investment Company Act File No. 811-7493, when seeking information about the Hennessy Funds from the Securities and Exchange Commission.

      STATEMENT OF ADDITIONAL INFORMATION                       October 31, 2002
                    FOR THE
            HENNESSY BALANCED FUND
          HENNESSY TOTAL RETURN FUND


                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California 94945


       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for The Hennessy Funds, Inc., dated October 31, 2002. Requests for copies of the Prospectus for the Funds should be made by writing to The Hennessy Funds, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, Attention: Corporate Secretary, or by calling 1-800-966-4354.


       The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2002 of The Hennessy Funds, Inc. (File No. 811-07493) as filed with the Securities and Exchange Commission on August 29, 2002:


       o      Statements of Assets and Liabilities

       o      Statements of Operations


       o      Statement of Cash Flows (Total Return Fund only)


       o      Statements of Changes in Net Assets

       o      Financial Highlights

       o      Schedules of Investments

       o      Notes to the Financial Statements


       o      Independent Auditors' Report

       A copy of the Annual Report may be obtained, without charge, by calling the telephone number shown above.

                                TABLE OF CONTENTS


                                                                        Page No.


GENERAL INFORMATION AND HISTORY...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................2

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................6

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS............................9

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
  AND ACCOUNTING SERVICES AGENT....................... ......................11

DETERMINATION OF NET ASSET VALUE.............................................15

DISTRIBUTION OF SHARES.......................................................15

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................16

REDEMPTION OF SHARES.........................................................17

SYSTEMATIC WITHDRAWAL PLAN...................................................17

EXCHANGING SHARES............................................................18

ALLOCATION OF PORTFOLIO BROKERAGE............................................18

TAXES .......................................................................20

SHAREHOLDER MEETINGS.........................................................21

PERFORMANCE INFORMATION......................................................22

INDEPENDENT AUDITORS.........................................................26

CAPITAL STRUCTURE............................................................26

DESCRIPTION OF SECURITIES RATINGS............................................27

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 2002 and, if given or made, such information or representations may not be relied upon as having been authorized by The Hennessy Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


       The Hennessy Funds, Inc., a Maryland corporation incorporated on January 11, 1996 (the "Corporation"), is an open-end management investment company consisting of two non-diversified portfolios, Hennessy Balanced Fund (the "Balanced Fund") and Hennessy Total Return Fund (the "Total Return Fund") (collectively, the "Funds"). Prior to October 31, 2002, the Total Return Fund was known as the Leveraged Dogs Fund. The Corporation is registered under the Investment Company Act of 1940 (the "Act").


                             INVESTMENT RESTRICTIONS

       Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

       1. Neither Fund will purchase securities of any issuer if the purchase would cause more than 5% of the value of that Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of each Fund's total assets may be invested without regard to these limitations.

       2. Neither Fund will sell securities short.

       3. Neither Fund will purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions) or write put or call options.

       4. The Balanced Fund may not borrow money or issue senior securities except for temporary bank borrowings (not exceeding 10% of the Balanced Fund's total assets) or for emergency or extraordinary purposes. The Balanced Fund will not borrow money for the purpose of investing in securities and the Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding. The Total Return Fund may borrow money or issue senior securities to the extent permitted by the Act.

       5. Neither Fund will pledge or hypothecate its assets, except to secure permitted borrowings.

       6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

       7. Neither Fund will make loans, including loans of securities, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and enter into repurchase agreements.

       8. Neither Fund will invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

       9. Neither Fund will make investments for the purpose of exercising control or management of any company.

       10. Neither Fund will purchase or sell real estate or real estate mortgage loans and neither will make any investments in real estate limited partnerships.

       11. Neither Fund will purchase or sell commodities or commodity contracts.

       12. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

       Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

       1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of a Fund's investment adviser.

       2. Neither Fund will invest in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

       3. Neither Fund will purchase illiquid securities.

       4. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of that Fund; or (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities. No purchases described in (b) will be made if as a result of such purchases (i) that Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of that Fund's net assets would be invested in shares of any one registered investment company; or (iii) more than 10% of that Fund's net assets would be invested in shares of registered investment companies.

       The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's investment restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

       The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

The Dow Jones Industrial Average

       The Dow Jones Industrial Average ("DJIA") consists of the following 30 common stocks:

AlliedSignal Inc.                     The Home Depot, Inc.
Aluminum Co. of America (ALCOA)       Intel Corp.
American Express Co.                  International Business Machines Corp.(IBM)
AT&T Corp.                            International Paper Co.
The Boeing Co.                        Johnson & Johnson
Caterpillar Inc.                      McDonald's Corp.
Citigroup Inc.                        Merck & Co., Inc.
The Coca-Cola Company                 Microsoft Corp.
The Walt Disney Company               Minnesota Mining & Manufacturing Co.(3M)
E.I du Pont De Nemours & Co., Inc.    J.P. Morgan & Co., Inc.
Eastman Kodak Co.                     Philip Morris Cos.
Exxon Mobil Corporation               Procter & Gamble Co.
General Electric Co.                  SBC Communications Inc.
General Motors Corporation            United Technologies Corp.
Hewlett-Packard Co.                   Wal-Mart Stores, Inc.


The DJIA is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds' investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.


       The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928. Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

       Each Fund's investment strategy is unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry. Similarly each Fund's investment strategy is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each Fund will normally have 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks. However each Fund's diversification requirement may preclude it from effecting a purchase otherwise dictated by its investment strategy. Finally because of the requirements of the Act, each Fund will not invest more than 5% of its total assets in the common stock of any issuer that derives more than 15% of its revenues from securities-related activities. From time to time this requirement may preclude a Fund from effecting a purchase otherwise dictated by its investment strategy.

Money Market Instruments

       Each of the Funds may invest in cash and money market instruments. The Funds may do so when accumulating funds to make purchases of common stocks or U.S. Treasury securities or to have assets available to pay expenses or satisfy redemption requests. The money market instruments in which the Funds invest include U.S. Treasury bills, commercial paper, commercial paper master notes, repurchase agreements and shares of money market mutual funds.

       The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

       The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities, which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

       The Funds may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market funds). In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund's shareholders.

Borrowing


       The Total Return Fund intends to borrow for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity. Since approximately half of the Total Return Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund's portfolio assets increase in value and decrease more when the Total Return Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

       As required by the Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Total Return Fund's assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


       Both Funds are authorized to borrow from banks as temporary measures for extraordinary or emergency purposes in amounts not in excess of 10% of that Fund's total assets. These borrowings are not subject to the foregoing 300% asset coverage requirement.


       The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the Act. Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Total Return Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.


Portfolio Turnover

       The Funds will generally hold securities for approximately one year irrespective of investment performance. Securities may be sold after being held less than one year to fund redemption requests. Consequently each Fund's annual portfolio turnover rate may vary from year to year. Notwithstanding the foregoing, each Fund's portfolio turnover rate will generally not exceed 100%. High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs (such as brokerage commissions or mark-ups or mark-downs) and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

       As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

                                                                                                      Number of
                                                                                                      Portfolios        Other Direc-
                           Position(s)  Term of Office                                                in the Fund       torships
                           Held with    and Length of        Principal Occupation(s)                  Complex Overseen  Held by
                           the Funds    Time Served          During Past 5 Years                      by Director 1     Director
                           ---------    -----------------    -----------------------------------      --------------    ------------
"Disinterested Persons"

J. Dennis DeSousa          Director     Indefinite, until    Currently a real estate investor;               4             None.
Age:  66                                successor elected    owner of North Bay Television, Inc.
Address:                                                     from 1985 through 1999.
340 Singing Brook Circle                6 years
Santa Rosa, CA  95409

Robert T. Doyle            Director     Indefinite, until    Currently the Sheriff of Marin County,          4             None.
Age:  55                                successor elected    California (since 1996) and has been
Address:                                                     employed in the Marin County Sheriff's
87 Washington Street                    6 years              Office in various capacities since 1969.
Novato, CA  94947

Harry F. Thomas            Director     Indefinite, until    Currently a retired business executive;         4             None.
Age:  55                                successor elected    Managing Director of Emplifi, Inc., a
Address:                                                     consulting firm, from 1999 through 2001;
50 Shields Lane                         5 months             Vice President and Manager of Employee Benefit
Novato, CA  94945                                            Trust Operation of Wells Fargo Bank from 1997
                                                             through 1999; and Trust Systems Manager
                                                             and Vice President of Wells Fargo Bank
                                                             since 1992.
---------------

(1) The Balanced Fund, the Total Return Fund and two series of Hennessy Mutual Funds, Inc., the Hennessy Cornerstone
Growth Fund and the Hennessy Cornerstone Value Fund, are the only funds in the fund complex.

                                                                                                      Number of
                                                                                                      Portfolios        Other Direc-
                           Position(s)  Term of Office                                                in the Fund       torships
                           Held with    and Length of        Principal Occupation(s)                  Complex Overseen  Held by
                           the Funds    Time Served          During Past 5 Years                      by Director 1     Director
                           ---------    ----------------     -----------------------------------      --------------    ------------
"Interested Persons" (as defined in the Act)


Neil J. Hennessy 2         Director,    Director:            President of Hennessy Advisors, Inc.,           4             Director
Age:  46                   President                         the Funds' investment adviser, since                          of
Address:                   and          Indefinite,          1989; President and Treasurer of the                          Hennessy
c/o Hennessy               Treasurer    until                Hennessy Mutual Funds, Inc. since                             Advisors
  Advisors, Inc.                        successor            1996.                                                         Inc.
The Courtyard Square                    elected
750 Grant Avenue,
  Suite 100                             6 years
Novato, CA  94945
                                        Officer:

                                        1 year term

                                        6 years

Frank Ingarra, Jr. 2       Assistant    1 year term          Assistant Portfolio Manager for Hennessy        N/A           None.
Age:  31                   Portfolio                         Advisors, Inc., the Funds' investment adviser,
Address:                   Manager and  6 months             from March 2002 to the present; from August
c/o Hennessy               Vice                              2000 through March 2002, Mr. Ingarra was the
   Advisors, Inc.          President                         Head Trader for Hennessy Advisors, Inc.;
The Courtyard Square                                         from August 2002 to the present, Mr.
750 Grant Avenue, Suite 100                                  Ingarra has been a Vice President of
Novato, CA  94945                                            Hennessy Mutual Funds, Inc.; from July
                                                             1999 through August 2000, Mr. Ingarra was
                                                             the Vice President and lead trader for
                                                             O'Shaughnessy Capital Management; from May
                                                             1998 through July 1999, Mr. Ingarra was
                                                             an Assistant Vice President and Equity
                                                             Trader for O'Shaughnessy Capital Management;
                                                             and from October 1997 through May 1998,
                                                             Mr. Ingarra was employed in the Targeted
                                                             Marketing Group of Publishers Clearing
                                                             House.

---------------

(1) The Balanced Fund, the Total Return Fund and two series of Hennessy Mutual Funds, Inc., the Hennessy Cornerstone Growth
Fund and the Hennessy Cornerstone Value Fund, are the only funds in the fund complex.

(2) All officers of the Corporation and employees of Hennessy Advisors, Inc. are interested persons (as defined in the Act)
of the Corporation.

                                                                                                      Number of
                                                                                                      Portfolios        Other Direc-
                           Position(s)  Term of Office                                                in the Fund       torships
                           Held with    and Length of        Principal Occupation(s)                  Complex Overseen  Held by
                           the Funds    Time Served          During Past 5 Years                      by Director 1     Director
                           ---------    ----------------     -----------------------------------      --------------    ------------

Ana Miner 2                Vice         1 year term          Has been employed by Hennessy Advisors,         N/A           None.
Age:  44                   President                         Funds' investment adviser, since 1998;
Address:                                4 years              from 1990 through 1998 Ms. Miner was
c/o Hennessy Advisors, Inc.                                  employed as an institutional sales
The Courtyard Square                                         assistant by Merrill Lynch Capital Markets.
750 Grant Avenue, Suite 100
Novato, CA  94945

Teresa M. Nilsen 2         Executive    1 year term          Currently Executive Vice President,             N/A           Director
Age:  36                   Vice                              Chief Financial Officer and Secretary                         of
Address:                   President,   6 years              of Hennessy Advisors, Inc., the Funds'                        Hennessy
c/o Hennessy               and Secretary                     investment adviser; Ms. Nilsen has been  the                  Advisors,
  Advisors, Inc.                                             corporate secretary and a financial officer                   Inc.
The Courtyard Square                                         of Hennessy Advisors, Inc. since 1989; Ms.
750 Grant Avenue, Suite 100                                  Nilsen has been an officer of the Hennessy
Novato, CA  94945                                            Mutual Funds, Inc. since 1996, currently
                                                             she is Executive Vice President and Secretary.

Daniel Steadman 2          Executive    1 year term          Executive Vice President of Hennessy            N/A           Director
Age:  46                   Vice                              Advisors, Inc., the Funds' investment adviser,                of
Address:                   President    3 years              from 2000 to the present; Vice President of                   Hennessy
c/o Hennessy Advisors, Inc.                                  Westamerica Bank from 1995 through 2000; Mr.                  Advisors,
The Courtyard Square                                         Steadman has been Executive Vice President                    Inc.
750 Grant Avenue, Suite 100                                  and Assistant Secretary of the Hennessy Mutual
Novato, CA  94945                                            Funds, Inc. since 2000.


---------------

(1) The Balanced Fund, the Total Return Fund and two series of Hennessy Mutual Funds, Inc., the Hennessy Cornerstone Growth
Fund and the Hennessy Cornerstone Value Fund, are the only funds in the fund complex.

(2) All officers of the Corporation and employees of Hennessy Advisors, Inc. are  persons (as defined in the Act) of the
Corporation.

       The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $600 ($350 from the Balanced Fund and $250 from the Total Return Fund) for each meeting of the Board of Directors attended. The Corporation also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

       The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation for services as directors during the fiscal year ended June 30, 2002:

                               COMPENSATION TABLE
                                                                                                         Total
                                                            Pension or                               Compensation
                                     Aggregate              Retirement                                   from
                                   Compensation          Benefits Accrued         Estimated         Corporation and
            Name                       from                 As Part of         Annual Benefits       Fund Complex1
          of Person                 Corporation            Fund Expenses       Upon Retirement     Paid to Directors
          ---------               ---------------          -------------            ----------     -----------------

"Disinterested Persons"

J. Dennis DeSousa                     $2,400                    $0                       $0            $5,200

Robert T. Doyle                       $2,400                    $0                       $0            $5,200

Harry F. Thomas                        $600                     $0                       $0            $3,400

"Interested Persons" (as defined
   in the Act)

Neil J. Hennessy                         0                       0                      0                  0
------------------------------

(1) The Balanced Fund, the Total Return Fund and two series of Hennessy Mutual Funds, Inc., the Hennessy Cornerstone
Growth Fund and the Hennessy Cornerstone Value Fund, are the only funds in the fund complex.

       The Funds, their investment adviser, and Hennessy Mutual Funds, Inc. have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds; provided that, with respect to purchases or sales of common stock of issuers in the DJIA, the number of shares purchased or sold of any one issuer on any day does not exceed 5,000 shares.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS


       As of September 30, 2002, the only persons owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Balanced Fund were:

Name and Address of Shareholder                         Percentage Owned

Carl Jacobson & Earl Hamlow Trust                              8.72%
Tile West Inc. Profit Sharing Plan
10 Hamilton Drive
Novato, CA  94949-5603

Charles Schwab & Co. Inc.                                      7.10%
101 Montgomery Street
San Francisco, CA  94104-4122

       Including shares of the Balanced Fund owned by its investment adviser, all officers and directors of the Corporation owned 0.07% of the outstanding shares of the Balanced Fund. The shares owned by Charles Schwab & Co. Inc. were owned of record only.

       As of September 30, 2002, the only persons owning of record, or known to the Corporation to own beneficially, 5% or more of the outstanding shares of the Total Return Fund were:

Name and Address of Shareholder                         Percentage Owned

Charles Schwab & Co. Inc.                                      21.04%
101 Montgomery Street
San Francisco, CA  94104-4122

Carl E. Jacobson Trust                                         14.13%
P.O. Box 5283
Novato, CA  94948-5283

Carl Jacobson & Earl Hamlow Trust                               9.16%
Tile West Inc. Profit Sharing Plan
10 Hamilton Drive
Novato, CA  94949-5603

National Investor Services Corp.                                5.09%
Special Custody Account for
Exclusive Benefit of Customers
55 Water Street Floor 37
New York, NY  10041-0028

       Including shares of the Total Return Fund owned by its investment adviser, all officers and directors of the Corporation owned 1.04% of the outstanding shares of the Total Return Fund. The shares owned by Charles Schwab & Co. Inc. were owned of record only.

       The following table sets forth the dollar range of equity securities beneficially owned by each director in the Hennessy Balanced Fund and the Hennessy Total Return Fund as of December 31, 2001:

                                                                            Aggregate Dollar Range of Equity
                           Dollar Range of     Dollar Range of Equity    Securities in All Registered Investment
         Name           Equity Securities in     Securities in the      Companies Overseen by Director in Family
     of Director          the Balanced Fund       Total Return Fund             of Investment Companies 1
     -----------          -----------------       -----------------             -------------------------

"Disinterested Persons"

J. Dennis DeSousa          10,001-50,000             1-10,000               10,001-50,000

Robert T. Doyle                  0                  10,001-50,000           10,001-50,000

Harry F. Thomas                  0                       0                  0

"Interested Persons" (as defined in the Act)

Neil J. Hennessy           10,001-50,000            10,001-50,000           50,001-100,000
-----------------------
(1) The Balanced Fund, the Total Return Fund and two series of Hennessy Mutual
Funds, Inc., the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone
Value Fund, are the only funds in the fund complex.

       None of the directors who are disinterested persons, or any members of their immediate family, own shares of the Adviser (as defined below) or companies, other than registered investment companies, controlled by or under common control with the Adviser.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT


       INVESTMENT ADVISER. Prior to February 28, 2002, the investment advisers to the Balanced Fund and the Total Return Fund were The Hennessy Management Co., L.P. and The Hennessy Management Co. 2, L.P., respectively. Each of these limited partnerships was controlled by its general partner, Hennessy Advisors, Inc., which is in turn controlled by Neil J. Hennessy. On February 28, 2002, each limited partnership merged into Hennessy Advisors, Inc., in a transaction not involving a "change of control" for purposes of the Act, and Hennessy Advisors, Inc. (the "Adviser") became the investment adviser to the Funds. The Adviser's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. Neil J. Hennessy is primarily responsible for the day-to-day management of each Fund's portfolio and for developing and executing each Fund's investment program. Neil J. Hennessy also controls the Adviser.

       Pursuant to separate investment advisory agreements (the "Advisory Agreements") entered into between the Corporation on behalf of each Fund and the Adviser, the Adviser supervises and manages the applicable Fund's investment portfolio and, subject to such policies as the Corporation's Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of that Fund. Under each of the Advisory Agreements, the Adviser, at its own expense and without separate reimbursement from the Fund (other than pursuant to the Fund's 12b-1 plan), furnishes office space and all necessary office facilities, equipment and executive personnel for managing that Fund; and bears all of that Fund's sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities. For the foregoing, the Adviser receives a monthly fee at the annual rate of 0.60% of the daily net assets of the applicable Fund. During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Adviser and/or its predecessor earned investment advisory fees of $92,766, $92,599 and $127,758, respectively, from the Balanced Fund and did not waive any of such fees. During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Adviser and/or its predecessor earned investment advisory fees of $19,800, $17,769 and $30,384, respectively, from the Total Return Fund and waived all of such fees.

       The Funds pay all of their expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing the registration statement required under the Securities Act of 1933 and the Act and any amendments thereof, the expenses of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay the fees of the Corporation's directors who are not officers, salaries of administrative and clerical personnel, association membership dues, legal fees, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds' assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

       The Adviser has undertaken to reimburse the applicable Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of that Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of that Fund are qualified for sale or, if the states in which the shares of that Fund are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such percentage limitation was applicable to either Fund. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, that Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the applicable Fund the amount of such difference), subject to adjustment month by month during the balance of that Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Adviser and/or its predecessor waived investment advisory fees for the Total Return Fund , as described above, and reimbursed the Total Return Fund $67,259, $98,818 and $78,737, respectively, so as to cause the Total Return Fund's expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) not to exceed 1.71%, 1.20% and 1.20%, respectively, of the Total Return Fund's average daily net assets. For the fiscal year ending June 30, 2003, the Adviser will waive investment advisory fees and/or reimburse the Total Return Fund so as to cause the Total Return Fund's expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) not to exceed 1.95% of the Total Return Fund's average daily net assets.

       Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

       Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

       In approving the existing Advisory Agreements, the Board of Directors considered a number of factors, including, but not limited to, the following:

       o      the nature and quality of the services offered by the Adviser;

       o      the reasonableness of the compensation payable to the Adviser;

       o      the Adviser's personnel, operations and financial condition;

       o the Adviser's portfolio management, monitoring and evaluation and the Funds' performance; and

       o      each Fund's expense ratio.

       Based upon its review, the Board concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Adviser would be required to render under the Advisory Agreements, that the compensations to be paid to the Adviser was fair and reasonable. Thus, the Board of Directors concluded that is would be in the best interests of the Funds to continue the Advisory Agreements with the Adviser.

       ADMINISTRATOR. The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701(the "Administrator"). Pursuant to an administration agreement entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreement"), the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Funds' financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. Prior to July 1, 2002, for the foregoing, the Administrator received from each Fund a fee, paid monthly, at an annual rate of ..08% of the first $200,000,000 of such Fund's average net assets, .07% of the next $500,000,000 of such Fund's average net assets, and .05% of such Fund's average net assets in excess of $700,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee from the Balanced Fund was $30,000 and from the Total Return Fund, $25,000. Effective July 1, 2002, for all services they provide pursuant to the Funds' Administration Agreement, Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500,000,000 of such Fund's average net assets, 0.25% of the next $250,000,000 of such Fund's average net assets, 0.23% of the next $250,000,000 of such Fund's average net assets and 0.21% of such Fund's average net assets in excess of $1,000,000,000,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Balanced Fund incurred fees in the amount of $30,295, $30,033 and $29,789, respectively, pursuant to the Administration Agreement. During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Total Return Fund incurred fees of $25,185, $25,016 and $24,427, respectively, pursuant to the Administration Agreement.


       Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance as administrator under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.


       CUSTODIAN AND TRANSFER AGENT. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Corporation's assets pursuant to a Custodian Agreement. Under the Custodian Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning the Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities. U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for each Fund under Shareholder Servicing Agent Agreements. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund,
(iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

       ACCOUNTING SERVICES AGENT. In addition the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to each Fund. Prior to July 1, 2002, for its accounting services, U.S. Bancorp Fund Services, LLC was entitled to receive fees, payable monthly, based on the total annual rate of $30,000 for the first $100 million in average net assets of each Fund, .0125% on the next $200 million of average net assets, and .0075% on average net assets exceeding $300 million. U.S. Bancorp Fund Services, LLC was also entitled to certain out of pocket expenses, including pricing expenses. Effective July 1, 2002, for its accounting services, U.S. Bancorp Fund Services, LLC and its affiliates are entitled to receive fees, payable monthly, based on the fee schedule set forth above under "ADMINISTRATOR." During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Balanced Fund incurred fees of $33,269, $27,455 and $25,760, respectively, pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the Total Return Fund incurred fees of $32,789, $26,557 and $24,259, respectively, pursuant to the Fund Accounting Servicing Agreement.


                        DETERMINATION OF NET ASSET VALUE


       The net asset value of each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

       Each Fund's net asset value per share is determined by dividing the total value of its investments and other assets less any liabilities, by the number of its outstanding shares. Each Fund's stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.


                             DISTRIBUTION OF SHARES


       The Corporation has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Funds will benefit from the Plan through increased sales of their shares, thereby reducing each Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Corporation's Board of Directors, of up to 0.25% of each Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Amounts paid under the Plan by the Funds may be spent on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Funds to employ a distributor of their shares, in which event payments under the Plan may be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of the Funds' shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Funds' shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.

       During the fiscal year ended June 30, 2002, the Balanced Fund incurred distribution costs of $38,653 under the Plan. Of this amount, $25,000 was spent on advertising, $3,349 was spent on printing and mailing of prospectuses to other than current shareholders, $92 was paid as compensation to broker-dealers, $434 was spent on other items, and $9,778 was retained by Quasar Distributors, LLC. During the fiscal year ended June 30, 2002, the Total Return Fund incurred distribution costs of $8,250 under the Plan. Of this amount, $6,250 was spent on advertising, $819 was spent on printing and mailing of prospectuses to other than current shareholders, $72 was paid as compensation to broker-dealers, $109 was spent on other items, and $1,000 was retained by Quasar Distributors, LLC.

       The Funds have retained Quasar Distributors, LLC ("Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, as the distributor for the Funds. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC The Distributor provides distribution-related services to each Fund in connection with the continuous offering of the Funds' shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it enters into sales or similar agreements.

       The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Doyle, DeSousa and Thomas are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or the officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.


                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

       Each Fund offers an automatic investment option pursuant to which money will be moved from a shareholder's bank account to the shareholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the shareholder selects. The minimum transaction amount is $100.


       Each Fund offers a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive both the purchase order and payment by Electronic Funds Transfer through the ACH

System before the close of regular trading on such date. Most transfers are completed within three (3) business days. The minimum amount that can be transferred by telephone is $100.

                              REDEMPTION OF SHARES

       A shareholder's right to redeem shares of the Funds will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practical for the Funds to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN


       An investor who owns shares of either Fund worth at least $10,000 at the current net asset value may, by completing an application, which may be obtained from that Fund or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.


       The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

       Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.


       The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

                                EXCHANGING SHARES


       Investors may exchange shares of either Fund having a value of $1,000 or more for shares of the First American Prime Obligations Fund, a money market mutual fund, at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Funds at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in First American Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the First American Prime Obligations Fund before exercising the exchange privilege.


       Investors may not exchange into or out of the same fund on the same or successive days. There must be at least one day between exchange transactions. Investors may exchange shares only for shares that have been registered in their state.

       The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the First American Prime Obligations Fund are not immediately reinvested in shares of the Funds through a subsequent exercise of the exchange privilege. Because excessive trading can hurt a Fund's performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (more than five exchanges per calendar year). Exchanges may be restricted or refused by a Fund if it receives or anticipates receiving simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to a Fund. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

                        ALLOCATION OF PORTFOLIO BROKERAGE


       Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Funds are made by the Adviser, in each case subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Securities not listed on exchanges may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser may believe that better prices are available from non-principal market makers who are paid commissions directly. The Funds may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

       Prior to July 28, 2000, each investment adviser was permitted to allocate brokerage to the Adviser but only if the investment adviser reasonably believed the commission and transaction quality was comparable to that available from other qualified brokers. Under the Act, the Adviser was prohibited from dealing with a Fund as a principal in the purchase and sale of securities. The Adviser, when acting as a broker for a Fund in any of its portfolio transactions executed on a securities exchange of which the Adviser was a member, was required to act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

       In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

       During the fiscal year ended June 30, 2002 the Balanced Fund paid brokerage commissions of $7,269 on transactions having a total market value of $4,636,208. Of the commissions paid to brokers, none were paid to brokers who provided research services to the Adviser.

       During the fiscal year ended June 30, 2002 the Total Return Fund paid brokerage commissions of $3,329 on transactions having a total market value of $2,141,711. Of the commissions paid to brokers, none were paid to brokers who provided research services to the Adviser.

       Part of the brokerage commissions paid by the Balanced Fund during the fiscal year June 30, 2001 and all of the brokerage commissions paid by the Balanced Fund during the fiscal year ended June 30, 2000 were paid to the Adviser. During the fiscal year ended June 30,2001, the Balanced Fund paid brokerage commissions of $7,816 on transactions having a total market value of $5,693,904. During the same period, the Balanced Fund paid the Adviser brokerage commissions of $795 (or 10.17% of the total commissions paid) on transactions having a total market value of $667,015 (or 11.71% of the aggregate amount of transactions). During the fiscal year ended June 30, 2000, brokerage commissions totaled $9,949 on transactions having a total market value of $8,060,890.

       Part of the brokerage commissions paid by the Total Return Fund during the fiscal year June 30, 2001 and all of the brokerage commissions paid by the Total Return Fund during the fiscal year ended June 30, 2000 were paid to the Adviser. During the fiscal year ended June 30,2001, the Total Return Fund paid brokerage commissions of $3,997 on transactions having a total market value of $2,868,620. During the same period, the Total Return Fund paid the Adviser brokerage commissions of $107 (or 2.68% of the total commissions paid) on transactions having a total market value of $80,863 (or 2.82% of the aggregate amount of transactions). During the fiscal year ended June 30, 2000, brokerage commissions totaled $3,684 on transactions having a total market value of $2,876,157.


                                      TAXES

       Each Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

       Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.


       At June 30, 2002, the Total Return Fund had tax basis capital losses of $129,054, which may be carried over to offset future capital gains. Such losses expire June 30, 2009.


       Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of any such capital gain or loss generally will be dependent upon the investor's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


       Each Fund may be required to withhold Federal income tax at a rate of 30% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the new account application and should be completed when the account is opened.


       This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              SHAREHOLDER MEETINGS

       The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act.

       The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

       Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

       If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

       After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the

Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION


       From time to time, the Funds may advertise several types of performance information. The Funds may advertise "average annual total return," "average annual total return (before and after taxes)" "total return" and "cumulative total return." The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.


                           Average Annual Total Return

       Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return which, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.


       Each Fund's average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                         n
                                 P(1 + T)  = ERV


Where:     P          =      a hypothetical initial payment of $1,000
           T          =      average annual total return
           n          =      number of years
           ERV        =      ending  redeemable  value (before  taxes) at the
                             end  of  the  period  of a  hypothetical  $1,000
                             payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.


       Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.


       The average annual total return (before taxes) for the one year period ended June 30, 2002, was -3.12% for the Balanced Fund and -5.73% for the Total Return Fund. The average annual total return (before taxes) for the five year period ended June 30, 2002, was 3.52% for the Balanced Fund. The average annual total return (before taxes) for the period from March 8, 1996 (commencement of operations) through June 30, 2002 was 5.76% for the Balanced Fund. The average annual total return (before taxes) for the period from July 29, 1998 (commencement of operations) through June 30, 2002 was 1.72% for the Total Return Fund.

           Average Annual Total Return (After Taxes on Distributions)*

       The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              D

             Where:

             P      =      a hypothetical initial payment of $1,000

             T      =      average annual total return (after taxes on
                           distributions)

             n      =      number of years

             ATV    =      ending value of a hypothetical $1,000
                D          payment made at the beginning of such
                           periods after taxes on Fund distributions, but not after taxes on redemption.

       The average annual total return (after taxes on distributions) for the one year period ended June 30, 2002, was -4.30% for the Balanced Fund -6.14% for the Total Return Fund. The average annual total return (after taxes on distributions) for the five year period ended June 30, 2002, was 1.83% for the Balanced Fund.. The average annual total return (after taxes on distributions) for the period from March 8, 1996 (commencement of operations) through June 30, 2002 was 4.22% for the Balanced Fund. The average annual total return (after taxes on distributions) for the period from July 29, 1998 (commencement of operations) through June 30, 2002 was 0.81% for the Total Return Fund.

  Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

       The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                       n
                                 P(1+T) = ATV
                                             DR

        Where:

        P           =     a hypothetical initial investment of $1,000

        T           =     average and annual total return (after taxes on
                          distributions and redemptions)

        n           =     number of years

        ATV         =     ending value of a hypothetical $1,000
           DR             payment made at the beginning of such
                          periods after taxes on Fund distributions and redemptions

       The average annual total return (after taxes on distributions and redemptions) for the one year period ended June 30, 2002, was -1.32% for the Balanced Fund -3.53% for the Total Return Fund. The average annual total return (after taxes on distributions and redemptions) for the five year period ended June 30, 2002 was 2.21% for the Balanced Fund. The average annual total return (after taxes on distributions and redemptions) for the period from March 8, 1996 (commencement of operations) through June 30, 2002 was 4.10% for the Balanced Fund. The average annual total return (after taxes on distributions and redemptions) for the period from July 29, 1998 (commencement of operations) through June 30, 2002 was 0.92% for the Total Return Fund.

 _____________________

       * NOTE: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

       The information below illustrates the total return for each of the Funds compared to that of the DJIA.

                                            Balanced
    Year Ended            DJIA             Fund Total            Total Return
     June 30,         Total Return(1)        Return           Fund Total Return
  ---------------     ---------------     -------------       -----------------
      1997                38.59%             17.70%                  N/A(2)
      1998                18.71%              8.80%                  N/A(2)
      1999                24.66%              9.61%                  N/A(2)
      2000                -3.31%            -10.40%                 -17.50%
      2001                 2.14%             14.85%                  24.66%
      2002               -10.31%             -3.12%                  -5.73%

-------------------

       (1) Total return for the DJIA represents the sum of the following components: (a) the percentage change in value of each common stock from the first trading day on the New York Stock Exchange in a given year to the last trading day in that year; and (b) the total dividends received in that year on each common stock divided by the market value of the common stock as of the first trading day in that year (without any dividend reinvestment). Total return for the DJIA does not take into consideration any brokerage commissions, expenses or taxes, and does not include reinvestment of dividends.

       (2) The Total Return Fund commenced operations on July 29, 1998.

       The charts below assume an initial investment of $10,000 on March 8, 1996 in the Balanced Fund and July 29, 1998 in the Total Return Fund.

                                  Hennessy                 Dow Jones
             Date               Balanced Fund         Industrial Average
             ----               -------------         ------------------

         3/31/96                    $10,000                   $10,000

         6/30/96                     10,181                    10,406

         6/30/97                     11,982                    14,422

         6/30/98                     13,036                    17,121

         6/30/99                     14,290                    21,343

         6/30/00                     12,803                    20,636

         6/30/01                     14,703                    21,077

         6/30/02                     14,244                    18,903

                                  Hennessy
                                Total Return               Dow Jones
             Date                    Fund             Industrial Average
             ----           ----------------------    ------------------

         6/30/99                    $11,028                   $12,512

         6/30/00                      9,098                    12,098

         6/30/01                     11,341                    12,356

         6/30/02                     10,692                    11,082


       The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Funds in the future. Such performance results also reflect waivers and/or reimbursements made by the Adviser described in "Investment Adviser, Administrator, Custodian, Transfer Agent and Accounting Services Agent." An investment in the Funds will fluctuate in value and at redemption their value may be more or less than the initial investment.

       Each of the Funds may also compare its performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) The Funds may also compare their performance to the DJIA, NASDAQ, Composite Index,, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Merrill Lynch One Year U.S. Treasury Bill Index and the Consumer Price Index.

                              INDEPENDENT AUDITORS


       KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601 has served as the independent accountants for the Funds since each Fund's inception. As such KPMG LLP performs an audit of each Fund's financial statements.


                                CAPITAL STRUCTURE


       The Corporation's authorized capital consists of 500,000,000 shares of Common Stock. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering two series of shares, the Balanced Fund and the Total Return Fund. One hundred million shares of Common Stock have been allocated to each of the Balanced Fund and the Total Return Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be legally declared by the Corporation's Board of Directors; and (iii) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares of either Fund, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the Corporation's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Maryland law or the Act (e.g., approval of an investment advisory agreement).

       The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of the Fund.

       The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                        DESCRIPTION OF SECURITIES RATINGS

       Each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's").

       Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

       A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

       A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

       A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

       Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

       Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

       Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       o      Leading market positions in well-established industries.

       o      High rates of return on funds employed.

       o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       o Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C

                                OTHER INFORMATION


     Item 23.       Exhibits

       (a)(i)       Registrant's Articles of Incorporation, as supplemented (4)


       (a)(ii)      Registrant's Articles of Amendment


          (b)       Registrant's Bylaws (1)

          (c)       None


       (d)(1) Investment Advisory Agreement with The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Balanced Fund (3)

       (d)(2) Investment Advisory Agreement with The Hennessy Management Co., 2, L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Leveraged Dogs Fund (now known as the Hennessy Total Return Fund) (2)

          (e)       None

          (f)       None

          (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.) (now known as U.S. Bank, N.A.) (1)

       (h)(i) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services,
                    LLC) (5)

      (h)(ii) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC) (1)

     (h)(iii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC) (1)

          (i)       Opinion of Foley & Lardner, counsel for Registrant

          (j)       Consent of KPMG LLP

          (k)       None

          (l)       Subscription Agreement (1)

       (m)(i)       Service and Distribution Plan (3)

                                    Part C-1

      (m)(ii)       Distribution Agreements with Quasar Distributors, LLC (5)

          (n)       None


          (p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.), The Hennessy Management Co. 2, L.P. (now known as Hennessy Advisors, Inc.) and Hennessy Advisors, Inc. (5)


---------------

(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 16, 1996 and its accession number is 0000897069-96-000006.

(2) Previously filed as an exhibit to Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Amendment No. 4 to the Registration Statement was filed on April 16, 1998 and its accession number is 0000897069-98-000230.

(3) Previously filed as an exhibit to Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Amendment No. 5 to the Registration Statement was filed on October 30, 1998 and its accession number is 0000897069-98-000523.

(4) Previously filed as an exhibit to Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Amendment No. 6 to the Registration Statement was filed on August 30, 1999 and its accession number is 0000897069-99-000448.

(5) Previously filed as an exhibit to Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Amendment No. 7 to the Registration Statement was filed on October 20, 2000 and its accession number is 0000897069-00-000509

Item 24.   Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 25.   Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.   Indemnification.

          B. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or


                                     Par C-2
threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          C. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          D. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          E. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          F. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs,


                                    Part C-3
executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          G. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          H. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser

          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.   Principal Underwriters

          Not Applicable.

Item 28.   Location of Accounts and Records


          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Act and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs
(5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                                    Part C-4

Item 29.   Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.   Undertakings


          Registrant undertakes to provide its Annual Report to shareholders, upon request, without charge to each person to whom a prospectus is delivered.




                                    Part C-5

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novato and State of California on the 24th day of October, 2002.


                                    THE HENNESSY FUNDS, INC.
                                    (Registrant)

                                    By:  /s/ Neil J. Hennessy
                                         ---------------------------------------
                                         Neil J. Hennessy, President


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

           Name                   Title                              Date
           ----                   -----                              ----
/s/ Neil J. Hennessy         President and Treasurer            October 24, 2002
------------------------
Neil J. Hennessy             (Principal Executive, Financial
                             and Accounting Officer) and a
                             Director

/s/ Robert T. Doyle          Director                           October 24, 2002
------------------------
Robert T. Doyle

/s/ J. Dennis DeSousa        Director                           October 24, 2002
------------------------
J. Dennis DeSousa

/s/ Harry F. Thomas          Director                           October 24, 2002
------------------------
Harry F. Thomas

                                  EXHIBIT INDEX

   Exhibit No.                          Exhibit
   -----------                          -------
       (a)(i)      Registrant's Articles of Incorporation, as supplemented*


      (a)(ii)      Registrant's Articles of Amendment


          (b)      Registrant's Bylaws*

          (c)      None

       (d)(1) Investment Advisory Agreement with The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.) relating to Hennessy Balanced Fund*

       (d)(2) Investment Advisory Agreement with the Hennessy Management Co. 2, L.P. (now known as Hennessy Advisors, Inc.) relating to the Hennessy Leveraged Dogs Fund (now know as the Hennessy Total Return Fund)*

          (e)      None

          (f)      None

          (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.) (now known as U.S. Bank, N.A.)*

       (h)(i) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services,
                   LLC)*

      (h)(ii) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

     (h)(iii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC)*

          (i)      Opinion of Foley & Lardner, counsel for Registrant

          (j)      Consent of KPMG LLP

          (k)      None

          (l)      Subscription Agreement*

       (m)(i)      Service and Distribution Plan*

      (m)(ii)      Distribution Agreements with Quasar Distributors, LLC*

          (n)      None

                                    Exhibit-1

   Exhibit No.                          Exhibit
   -----------                          -------


          (p) Code of Ethics of The Hennessy Funds, Inc., Hennessy Mutual Funds, Inc., The Hennessy Management Co., L.P. (now known as Hennessy Advisors, Inc.), The Hennessy Management Co. 2, L.P. (now known as Hennessy Advisors, Inc.) and Hennessy Advisors, Inc.*








----------------------------------
*  Incorporated by Reference.


                                   Exhibit-2